EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Aaron Suen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VIM Beverage, Inc. on Form 10-Q for the three months ended November 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of VIM Beverage, Inc.

Date: April 16, 2012

By: /s/ Aaron Suen
Aaron Suen,
Chief Executive Officer (Principal Executive Officer), and Chief Financial Officer (Principal Accounting Officer)